POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (06/25/07)
Return Before Taxes	23.45%	12.84%	0.45%
Return After Taxes on Distributions	22.70%	12.55%	0.23%
Return After Taxes on Distributions and Sale of Fund Shares	13.83%	10.54%	0.56%
FTSE RAFI Developed ex U.S. 1000 Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	24.76%	13.44%	1.07%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	22.78%	12.44%	0.43%

Please Retain This Supplement For Future Reference.

P-PXF-SUMPRO-1 SUP-2 050814